Exhibit 10.18

                        AMENDMENT, DATED
                     AS OF NOVEMBER 1, 1999

     THIS AMENDMENT AGREEMENT, dated as of November 1, 1999, is entered into between HEARTLAND FINANCIAL USA, INC., a Delaware corporation (the "BORROWER"), and THE NORTHERN TRUST COMPANY, an Illinois banking corporation having its principal office at 50 South LaSalle Street, Chicago, Illinois 60675 (the "BANK").

                            RECITALS:

     A. The Borrower and the Bank have entered into an Amended and Restated Credit Agreement, dated as of July 23, 1999, (said Agreement, as amended, shall hereinafter be referred to as "THE AGREEMENT"). Terms defined in the Agreement and not otherwise defined herein shall be used herein as in the Agreement.

     B. The Borrower and the Bank wish to amend the Agreements to change the definition of "Tangible Net Worth" by executing this Amendment.

     C.   Therefore, the parties hereto agree as follows:

     1.   AMENDMENTS TO THE AGREEMENT.

           1.1 SECTION 8.1(K) OF THE AGREEMENT. SECTION 8.1(K) of the Agreement is hereby amended and restated in its entirety as of the date hereof as follows.

          "(k) The term "Tangible Net Worth" shall mean at any date Borrower's Tier 1 Capital, as defined herein."

      2.  WARRANTIES.   To induce the Bank to enter  into  this
          Amendment, the Borrower warrants that:

          2.1 AUTHORIZATION. The Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies under the Notes, and to perform its obligations under the Agreement, as amended hereby, and under the Notes.

          2.2 NO CONFLICTS. The execution and delivery of this Amendment, and the performance by the Borrower of its obligations under the Agreement, as amended hereby, and under the Notes, do not and will not conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower.

         2.3 VALIDITY AND BINDING EFFECT. The Agreement, as amended hereby, is, and when duly executed and delivered will be legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

     3. CONDITIONS PRECEDENT TO AMENDMENT. The amendment contemplated by SECTION 1 hereof is subject to the satisfaction of each of the following conditions precedent:

         3.1 DOCUMENTATION. The Borrower shall have delivered to the Bank all of the following, each duly executed and dated the closing date hereof, in form and substance satisfactory to the Bank:

         (a)  AMENDMENT.  This Amendment.

         (b) INCUMBENCY CERTIFICATE. A certificate of the secretary or an assistant secretary of the Borrower certifying the names of the Borrower's officers authorized to sign this Amendment and all other documents or certificates to be delivered hereunder, together with the true signatures of such officers.

        (c) CERTIFICATE. A certificate of the president or chief financial officer of the Borrower as to the matters set out in SECTION 3.2 and 3.3 hereof.

        (d) GUARANTORS' ACKNOWLEDGMENT. The acknowledgment and consent of each Guarantor to this Amendment as evidenced by its signed acknowledgment of this Amendment on the signature page hereof.

        (e) OTHER. Such other documents as the Bank may reasonably request.

        3.2 NO DEFAULT. As of the closing date hereof, no Event of Default or Unmatured Event of Default under the Agreements shall have occurred and be continuing.

        3.3 WARRANTIES. As of the closing date hereof, the warranties in the Agreement and in SECTION 2 of this Amendment shall be true and correct as though made on such date, except for such changes as are specifically permitted under the Agreement.

    4. GENERAL.

       4.1 EXPENSES. The Borrower agrees to pay the Bank upon demand for all reasonable expenses, including reasonable attorneys' and legal assistants' fees (which attorneys and legal assistants may be employees of the Bank), incurred by the Bank in connection with the preparation, negotiation and execution of this Amendment and any document required to be furnished herewith or therewith.

       4.2 LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

       4.3 SUCCESSORS. This Amendment shall be binding upon the Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and the successors and assigns of the Bank.

       4.4 CONFIRMATION OF THE AGREEMENT. The Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified and confirmed in all respects.

       4.5 REFERENCES TO THE AGREEMENT. Each reference in the Agreement to "this Agreement," "hereunder," "hereof," or words of similar import in instruments or documents provided for in such Agreement or delivered or to be delivered there-under or in connection therewith, shall, except where the context otherwise requires, be deemed a reference to such Agreement as amended hereby.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed at Chicago, Illinois by their respective officers thereunto duly authorized as of the date first written above.

                                   HEARTLAND FINANCIAL USA, INC.

                                   By:
                                      --------------------------

                                   Title
                                        ------------------------

                                   THE NORTHERN TRUST COMPANY

                                   By:
                                      --------------------------

                                   Title
                                        ------------------------



GUARANTOR ACKNOWLEDGMENT

Each of the undersigned Guarantors hereby acknowledges and consents to Borrower's execution of this Amendment.


CITIZENS FINANCE CO., as Guarantor ULTEA, INC., as Guarantor

By:                                By:
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Title                              Title
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
The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60675

         Re:  Amendment, dated as of November 1, 1999 (the
         "AMENDMENT"), between Heartland Financial USA, Inc.
         (the "BORROWER") and The Northern Trust Company (the
         "BANK")

Ladies and Gentlemen:

This certificate is being delivered to the Bank pursuant to
SECTION 4.1(C) of the Amendment. Terms used in this certificate which are defined in the Amendment shall have the same meaning herein as therein.

In connection with Borrower's execution of the Amendment, the undersigned officer of the Borrower hereby certifies as follows:

    1. No Event of Default or Unmatured Event of Default under the Agreement or Notes has occurred and is continuing.

    2. The warranties in the Agreement and in SECTION 2 of the Amendment are true and correct as of the date hereof as though made on the date hereof, except for such changes as are specifically permitted under the Agreement.

                                   Very truly yours,

Dated November 1, 1999             HEARTLAND FINANCIAL USA, INC.


                                    By:
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                                    Title:
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